UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): June 4, 2009 (June 3, 2009)

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NATIONAL FINANCIAL PARTNERS CORP.

(Exact name of registrant as specified in its charter)

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Delaware	001-31781	13-4029115
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

340 Madison Avenue, 19th Floor New York, New York		10173
(Address of principal executive offices)		(Zip Code)

(212) 301-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)             On June 3, 2009, at the 2009 Annual Meeting of Stockholders (the “Annual Meeting”) of National Financial Partners Corp. (the “Company”), the Company’s stockholders approved the 2009 Stock Incentive Plan (the “2009 SIP”) and the 2009 Management Incentive Plan (the “2009 MIP”).

A summary of the 2009 SIP is set forth under the heading “Proposal II. Approval of 2009 Stock Incentive Plan” in the Company’s definitive proxy statement for the 2009 Annual Meeting of Stockholders filed with the Securities and Exchange Commission (the “SEC”) on April 21, 2009 (the “Definitive Proxy Statement”) and is incorporated herein by reference. Additional proxy materials relating to the 2009 SIP were also filed with the SEC on May 18, 2009 and are incorporated herein by reference. The summary of the 2009 SIP is qualified in its entirety by reference to the full text of the 2009 SIP which was attached as Appendix B to the Definitive Proxy Statement.

A summary of the 2009 MIP is set forth under the heading “Proposal III. Approval of 2009 Management Incentive Plan” in the Company’s Definitive Proxy Statement and is incorporated herein by reference. The summary of the 2009 MIP is qualified in its entirety by reference to the full text of the 2009 MIP which was attached as Appendix C to the Definitive Proxy Statement.

In addition to the approval of the 2009 SIP and 2009 MIP, the Company’s stockholders approved the re-election of all directors to the Company’s Board of Directors and the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	National Financial Partners Corp. 2009 Stock Incentive Plan (incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A, filed on April 21, 2009)
10.2	National Financial Partners Corp. 2009 Management Incentive Plan (incorporated by reference to Appendix C to the Company’s Proxy Statement on Schedule 14A, filed on April 21, 2009)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Financial Partners Corp. Date: June 4, 2009

By:	/s/ Donna J. Blank

Name:	Donna J. Blank
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	National Financial Partners Corp. 2009 Stock Incentive Plan (incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A, filed on April 21, 2009)
10.2	National Financial Partners Corp. 2009 Management Incentive Plan (incorporated by reference to Appendix C to the Company’s Proxy Statement on Schedule 14A, filed on April 21, 2009)